UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2011

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On March 7, 2011, the Company issued a press release regarding its consolidated financial results for the fourth quarter of 2010, and for the year ended December 31, 2010.  A copy of the Company’s March 7, 2011, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 attached hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.   Other Events.

On March 7, 2011, the Company also issued a press release announcing that it has completed a successful pre-IND meeting with the U.S. Food and Drug Administration (FDA) on the development of RIGScanTM CR, the Company’s proprietary radiopharmaceutical for the detection of colorectal cancer tumors. As a result of positive feedback from FDA, the Company expects to move forward with continued development of the RIGScan technology in 2011 and 2012. The focus of the Company’s pre-IND meeting with FDA was to first define the basic chemistry, manufacturing and controls requirements needed to resume clinical efforts on RIGScan.  The FDA reviewed the Company’s comprehensive package, including key aspects of the clinical development plan, and provided clear direction to the Company on its going-forward clinical and manufacturing activities.  The Company hopes to be back in subjects with clinical studies with RIGScan in 2012. A copy of the complete text of the Company’s March 7, 2011, press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number		Exhibit Description

99.1	**	Neoprobe Corporation press release dated March 7, 2011, entitled “Neoprobe Announces 2010 Results with Record Medical Device Sales.”

99.2	*	Neoprobe Corporation press release dated March 7, 2011, entitled “Neoprobe Completes Successful Pre-IND Meeting with FDA on RIGScan CR.”

  *Filed Herewith
**Furnished Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: March 7, 2011	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer